EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.


Dated: May 9, 2007                     AMVESCAP PLC

                                       By:  /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Global Compliance Director


                                       AIM Advisors, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer


                                       AIM Capital Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer


                                       AIM Funds Management, Inc.

                                       By:   /s/ Wayne Bolton
                                          ----------------------------
                                       Name:  Wayne Bolton
                                       Title: Vice President, Compliance &
                                              Chief Compliance Officer


                                       Atlantic Trust Company, N.A.

                                       By:   /s/ Kathleen Oldenborg
                                          ----------------------------
                                       Name:  Kathleen Oldenborg
                                       Title: Chief Compliance Officer


                                       PowerShares Capital Management LLC

                                       By:    /s/ Kevin Gustafson
                                          ----------------------------
                                       Name:  Kevin Gustafson
                                       Title: General Counsel & COO


                                       Stein Roe Investment Counsel, Inc.

                                       By:   /s/ Greg Campbell
                                          ----------------------------
                                       Name:  Greg Campbell
                                       Title: General Counsel